SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        DECEMBER 22, 2000
                                                 -------------------------------


                            RELM WIRELESS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


       000-07336                                           04-2225121
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                 7100 Technology Drive, West Melbourne, FL 32904
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code         (321) 984-1414
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
          ------------

On December 22, 2000, RELM Wireless Corporation executed a loan modification agreement with the owner of its former paper manufacturing subsidiary pursuant to which RELM's loan to the former subsidiary was modified as disclosed in RELM's press release dated January 4, 2001 which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      EXHIBITS

      EXHIBIT
      NUMBER                               DESCRIPTION
      ------         -----------------------------------------------------------
       99.1          Press Release dated January 4, 2001.

       10.1 Loan Modification Agreement among Fort Orange Paper Company, Inc., f/k/a Fort Orange Acquisition Co., Inc., Recycled Properties, L.L.C., and RELM Wireless Corporation dated as of December 22, 2000.

       10.2 Secured Promissory Note in the amount of $300,000 in favor of RELM Wireless Corporation dated December 22, 2000.

       10.3 Secured Promissory Note in the amount of $600,000 in favor of RELM Wireless Corporation dated December 22, 2000.

       10.4 Standby Creditor's Agreement between New York Business Development Corporation, Fort Orange Paper Company, Inc., and RELM Wireless Corporation dated as of December 22, 2000.

       10.5 Borrower Forebearance Fee Payment Agreement between Fort Orange Paper Company, Inc. and RELM Wireless Corporation dated as of December 22, 2000..

       10.6          Guarantor Forebearance Fee Payment Agreement between John
                     P. Hay, Jr. and RELM Wireless Corporation dated as of December 22, 2000.

       10.7 Intercreditor Agreement among Milberg Factors, Inc., Fort Orange Paper Co., Inc. and Fort Orange Acquisition Co., Inc. dated June 16, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RELM WIRELESS CORPORATION

                                   By: /s/ WILLLIAM P. KELLY
                                      ------------------------------------------
                                      William P. Kelly, Vice President - Finance
Dated:  January 10, 2001                 and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


      EXHIBIT
      NUMBER                               DESCRIPTION
      ------         -----------------------------------------------------------
       99.1          Press Release dated January 4, 2001.

       10.1 Loan Modification Agreement among Fort Orange Paper Company, Inc., f/k/a Fort Orange Acquisition Co., Inc., Recycled Properties, L.L.C., and RELM Wireless Corporation dated as of December 22, 2000.

       10.2 Secured Promissory Note in the amount of $300,000 in favor of RELM Wireless Corporation dated December 22, 2000.

       10.3 Secured Promissory Note in the amount of $600,000 in favor of RELM Wireless Corporation dated December 22, 2000.

       10.4 Standby Creditor's Agreement between New York Business Development Corporation, Fort Orange Paper Company, Inc., and RELM Wireless Corporation dated as of December 22, 2000.

       10.5 Borrower Forebearance Fee Payment Agreement between Fort Orange Paper Company, Inc. and RELM Wireless Corporation dated as of December 22, 2000..

       10.6          Guarantor Forebearance Fee Payment Agreement between John
                     P. Hay, Jr. and RELM Wireless Corporation dated as of December 22, 2000.

       10.7 Intercreditor Agreement among Milberg Factors, Inc., Fort Orange Paper Co., Inc. and Fort Orange Acquisition Co., Inc. dated June 16, 1997.